                                                                   Exhibit 10.12

                              BARPOINT.COM, INC.
                          RESTRICTED STOCK AGREEMENT

     THIS RESTRICTED STOCK AGREEMENT (the "Agreement") is made effective as of
                                           ---------
April 9, 2001, by and between BARPOINT.COM, INC., a Delaware corporation (the "Company"), and [name of employee] (the "Recipient").
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     The Compensation Committee of the Board of Directors of the Company (the
"Committee") has determined that it is in the best interests of the Company and
----------
the Recipient to pay to the Recipient a portion of his compensation in restricted shares of common stock of the Company in lieu of cash in accordance with the terms of this Agreement and the terms of that certain Amendment, dated as of April 9, 2001, to the Employment Agreement by and between the Company and the Recipient.

     The restricted shares are granted pursuant to the Company's Amended and Restated Equity Incentive Plan (the "Plan") which is incorporated herein for all purposes. The Recipient hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and conditions hereof and thereof. Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributable thereto in the Plan.

1.   Award of Restricted Stock. The Committee hereby grants, as of April 9, 2001
     -------------------------
(the "Date of Grant"), to the Recipient, _______ shares of Restricted Stock of
      -------------
the Company (collectively the "Restricted Stock"). The Restricted Stock being
                               ----------------
issued to the Recipient under this Agreement shall be subject to all provisions and restrictions set forth in this Agreement.

2.   Vesting of Restricted Stock
     ---------------------------

          (a) Except as otherwise provided in Sections 2(b) and 3 hereof, the Restricted Stock shall become vested in the following amounts and at the following times, provided that the Recipient has continuously been employed by or performs services for the Company or its Subsidiaries through and on the applicable Vesting Date:

     Shares of Restricted Stock                 Vesting Date
     --------------------------                 ------------

     ______                                     June 30, 2001
     ______                                     September 30, 2001
     ______                                     December 31, 2001
     ______                                     March 31, 2002

          Except as otherwise specifically provided herein, there shall be no proportionate or partial vesting in the periods prior to each Vesting Date, and all vesting shall occur only on the appropriate Vesting Date.

          (b) Notwithstanding any other provisions of this Agreement, in the event of a "Change in Control" (as defined herein) of the Company while the Recipient is employed by or performs services for the Company, the Restricted Stock subject to this Agreement shall become immediately vested as of the date of the Change in Control. For purposes of this Agreement, a "Change in Control" change in control shall be deemed to occur when or upon:

               (i) Approval by the shareholders of the Company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to such reorganization, merger, consolidation or other transaction, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned); or

               (ii) Individuals who, as of the date on which the Option is granted hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date on which the Option was granted whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

               (iii) The acquisition (other than from the Company) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, of beneficial ownership (within the meaning of Rule 13-d promulgated under the Securities Exchange Act, of 40% or more of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "Controlling Interest") excluding, for this purpose, any acquisitions by (1) a group whose primary persons are members of the Rothschild family; (2) the Company or its Subsidiaries, (3) any person, entity or "group" that as of the date on which the Option is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest or (4) any employee benefit plan of the Company or its Subsidiaries.

          (c) Notwithstanding any other provisions of this Agreement, the Committee shall be authorized in its discretion, based upon its review and evaluation of the performance of

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

the Recipient and of the Company, to accelerate the vesting of any shares of the Restricted Stock under this Agreement, at such times and upon such terms and conditions as the Committee shall deem advisable.

          (d) The portion of the Restricted Stock with respect to which the Recipient shall have become vested pursuant to this Section 2 are sometimes referred to as the "Vested Shares", and any portion of Restricted Stock with respect to which the Recipient shall not have become vested pursuant to this
Section 2 are sometimes referred to as the "Non-Vested Shares".

3.   Delivery of Restricted Stock.
     ----------------------------

          (a) One or more stock certificates evidencing the Restricted Stock shall be issued in the name of the Recipient but shall be held and retained by the Company until the shares become Vested Shares. All such stock certificates shall bear the following legend:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR STATE SECURITIES LAWS OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS AS SET FORTH IN THE RESTRICTED STOCK AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

          (b) The Recipient shall deposit with the Company stock powers or other instruments of transfer or assignment, duly endorsed in blank with signature guaranteed, corresponding to each certificate for all shares of Restricted Stock until such shares become Vested Shares. If the Recipient shall fail to provide the Company with any such stock power or other instrument of transfer or assignment, the Recipient hereby irrevocably appoints the Secretary of the Company as his attorney-in-fact to execute and deliver any such power or other instrument which may be necessary to effectuate the transfer of the Restricted Stock (or assignment of distributions thereon) on the books and records of the Company.

          (c) In the event of the Recipient's death during the term of this Agreement, all of the shares of Restricted Stock shall be Vested Shares and shall be delivered, subject to any requirements under this Agreement or in the Plan, to the beneficiary or beneficiaries designated

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

by the Recipient, or if the Recipient has not so designated any beneficiary, or no designated beneficiary survives the Recipient, such shares shall be delivered to the personal representative of the Recipient's estate.

4.   Termination of Employment.  If the Recipient's employment with and/or
     -------------------------
services to the Company is terminated for any reason, any Non-Vested Shares shall be forfeited immediately upon such termination of employment and revert back to the Company without any payment to the Recipient. The Committee shall have the power and authority to enforce on behalf of the Company any rights of the Company under this Agreement in the event of the Recipient's forfeiture of Non-Vested Shares pursuant to this Section 4.

5.   Rights with Respect to Restricted Stock.
     ---------------------------------------

          (a) Except as otherwise provided in this Agreement, the Recipient shall have, with respect to all the shares of Restricted Stock, all the rights of a equity interest holder of the Company, including the right to vote such Restricted Stock and the right to receive cash dividends, if any, as may be declared on the Restricted Stock from time to time.

          (b) In the event that the Shares of the Company, as a result of a combination of Shares or any other change or exchange for other securities, by reclassification, reorganization or otherwise, is increased or decreased or changed into or exchanged for a different number or kind of Shares or other securities of the Company or of another entity, the number of the Restricted Stock shall be appropriately adjusted to reflect such change. If any such adjustment shall result in a fractional share, such fraction shall be disregarded.

     6.   Restrictions While Restricted Stock is Not Registered. Recipient
          -----------------------------------------------------
acknowledges that he or she is acquiring the Restricted Stock for his or her own account and for the purpose of investment and not with a view to any distribution or resale thereof within the meaning of the Securities Act of 1933, as amended (the "Act"), and any applicable state or other securities laws ("State Acts"). The Recipient further agrees that it will not sell, assign or transfer the Restricted Stock at any time in violation of the Act or State Acts and acknowledges that, in taking unregistered securities, Recipient must continue to bear the economic risk of his or her investment for an indefinite period of time because of the fact that the Restricted Stock has not been registered under the Act or State Acts, and further realizes that the Restricted Stock cannot be sold unless subsequently registered under the Act and State Acts or an exemption from such registration is available. The Recipient further recognizes that the Company is not assuming any obligation to register the Restricted Stock except as expressly set forth herein. The Recipient also acknowledges that appropriate legends reflecting the status of the Restricted Stock under the Act and State Acts may be placed on the face of the certificates for such Restricted Stock at the time of their transfer and delivery to the holder thereof.

7.   Taxes. Recipient has elected to include in gross income for federal tax
     -----
purposes an amount equal to the fair market value (as of the Date of Grant) of the Restricted Stock pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"). Recipient has paid the Company an amount sufficient to cover all tax required to be withheld with respect to the Restricted Stock.

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

8.   Amendment, Modification and Assignment.  No provision of this Agreement may
     --------------------------------------
be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Recipient and the Committee. No waiver by either party of any breach by the other party hereto of any condition or provision of this Agreement shall be deemed a waiver of any other conditions or provisions of this Agreement. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. Unless otherwise consented to by the Committee, this Agreement shall not be assigned by the Recipient in whole or in part. The rights and obligations created hereunder shall be binding on the Recipient and his heirs and legal representatives and on the successors and assigns of the Company.

9.   Miscellaneous.
     -------------

          (a)  No Right to Employment or Service.  The grant of the Restricted
               ---------------------------------
Stock shall not be construed as giving the Recipient the right to be retained in the employ of the Company or perform services thereto.

          (b)  No Limit on Other Compensation Arrangements.  Nothing contained
               -------------------------------------------
in this Agreement shall preclude the Company from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

          (c)  Severability.  If any provision of this Agreement is or becomes
               ------------
or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify this Agreement or the award of Restricted Stock under any applicable law, such provision shall be construed or deemed amended to conform to applicable law (or if such provision cannot be so construed or deemed amended without materially altering the purpose or intent of this Agreement and the grant of Restricted Stock hereunder, such provision shall be stricken as to such jurisdiction and the remainder of this Agreement and the award shall remain in full force and effect).

          (d)  No Trust or Fund Created.  Neither this Agreement nor the grant
               ------------------------
of Restricted Stock shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and the Recipient or any other person. To the extent that the Recipient or any other person acquires a right to receive payments from the Company pursuant to this Agreement, such right shall be no greater than the right of any unsecured general creditor of the Company.

          (e)  Governing Law.  The validity, interpretation, construction and
               -------------
performance of this Agreement shall be governed by the laws of the State of Florida.

          (f)  Interpretation.   The Recipient accepts the Restricted Stock
               --------------
subject to all the terms and provisions of this Agreement and the terms and conditions of the Plan. The undersigned Recipient hereby accepts as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under this Agreement.

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

          (g)  Headings.  Headings are given to the Paragraphs and Subparagraphs
               --------
of this Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Agreement or any provision thereof.

10.  Complete Agreement.  This Agreement and those agreements and documents
     ------------------
expressly referred to herein embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

        [The remainder of this page has been intentionally left blank]

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

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                           BARPOINT.COM, INC., a Delaware
                                           corporation

                                           By:______________________________
                                           Name:
                                           Title:
Agreed and Accepted:

By:__________________________________
   [name of employee]


   Employee            Number of shares

   Leigh Rothschild    88,188
   John C. Macatee     88,188
   Jeffrey W. Sass     48,263

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

                                                                   Exhibit 10.12

                   ELECTION TO INCLUDE STOCK IN GROSS INCOME
             PURSUANT TO SECTION 83(b) OF THE INTERNAL REVENUE CODE

     On April 9, 2001, Taxpayer was granted 75,000 BarPoint restricted units (the "Restricted Units"), consisting of $ 10,695 in cash (the "Cash") and 48,263 shares of Common Stock, par value $ .001 per share ( the "Shares"), of Barpoint.com, Inc. (the "Company"). The Shares are subject to a Restricted Stock Agreement, dated as of April 9, 2001, by and between the Company and the Taxpayer (the "Agreement"). Taxpayer's rights in the Shares are conditioned upon the future performance of substantial services by Taxpayer to the Company.

     If Taxpayer fails to perform the substantial services, Taxpayer will forfeit all or a portion of the Shares. Hence, the Shares are subject to a substantial risk of forfeiture and may not be transferred free of such risk of forfeiture. Taxpayer desires to make an election to have the Shares taxed in the year of grant in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code").

     Therefore, pursuant to Section 83(b), and Treasury Regulation (S) 1.83-2 promulgated thereunder, Taxpayer hereby makes an election, with respect to the Shares (described below), to report as taxable income for calendar year 2001 the fair market value of the Shares on April 9, 2001.

The following information is supplied in accordance with Treasury Regulation (S) 1.83-2(e):

1.   The name, address and social security number of Taxpayer:

                    NAME:    Jeffrey W. Sass
                    ADDRESS: 4901 SW 167th Avenue
                             Fort Lauderdale, Florida 33331
                    S.S. #:  ###-##-####

2. A description of the property with respect to which the election is being made: 48,263 shares of Common Stock of the Company.

3. The date on which the property was transferred: April 9, 2001. The taxable year for which such election is made: 2001.

4. The restrictions to which the property is subject: If the undersigned ceases to be employed by the Company during the period from the date of grant through March 31, 2002, the unvested portion of the Shares will be forfeited. In general, so long as the Taxpayer continues to be employed by the Company, 12,065 of the Shares described in the immediately preceding sentence will vest on June 30, 2001, 12,066 will vest on September 30, 2001, 12,066 will vest on December 31, 2001 and the remaining 12,066 will vest on March 31, 2002. However, such vesting schedule is accelerated with respect to all Shares upon the occurrence of certain events, upon the terms and conditions as described in the Agreement.

5. The fair market value on April 9, 2001 of the Shares with respect to which the election is being made, determined without regard to any lapse restrictions:
$.40 per Share.

6.   The amount paid for such property:  $0.00 per Share.

7. The total amount to be included in gross income with respect to the Restricted Units for calendar year 2001 is $ 30,000. The Company is withholding and applying all of the Cash toward payment of the Taxpayer's income tax withholding requirements on the Restricted Units. A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations
(S)1.83-2(d).

Dated: ___________________         ___________________________
                                   JEFFREY W. SASS

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

                                                                   Exhibit 10.12

AMENDMENT
---------

     This Amendment (the "Amendment") is dated as of the 9th day of April, 2001 and amends the Amended and Restated Employment Agreement (the "Employment Agreement"), dated as of May 12, 2000 by and between BarPoint.com, Inc. (the "Company") and Jeffrey W. Sass ("Sass").

     WHEREAS, the Company and Sass seek to amend the terms of the Employment Agreement as provided herein.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Section [XX] of the Employment Agreement shall be amended to add a new subsection (f) which shall read as follows:

"(f) As of April 9, 2001, $30,000 of Mr. Sass's compensation for the 12 month period beginning April 9, 2001 shall be payable in 75,000 BarPoint restricted units, which units shall be payable in full on April 9, 2001 and which shall be comprised of: $ 10,695 in cash and 48,263 shares of restricted stock. The restricted stock portion of the restricted units shall be issued in accordance with the terms of the Restricted Stock Agreement, among the Company and Sass, dated as of April 9, 2001. The entire cash portion of the restricted units shall be withheld by the Company and applied toward payment of Sass's income tax withholding requirements on the restricted units."

2. Section [XX] of the Employment Agreement shall be amended to read as follows: "16. Change in Control. This Agreement incorporates by reference the
               -----------------
terms of that certain Change in Control Agreement, dated as of April __, 2001 [INSERT DATE AFTER BOARD APPROVES] by and between the Company and Macatee (the "Change in Control Agreement"). To the extent there is a conflict between the terms of this Agreement and the terms of the Change in Control Agreement, the terms of the Change in Control Agreement shall prevail."

3. Except as specifically amended hereby, the Agreement is and remains unmodified and in full force and effect and is hereby ratified and confirmed.

4. This Amendment shall be deemed a contract made under the laws of the State of Florida and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

5. This Amendment may be executed in counterparts and both of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the Company and Sass have caused this Agreement to be executed on the date first stated above.

                                            BARPOINT.COM, INC.


                                            By: ______________________________
                                            Name:    JEFFREY W. SASS
                                            Title:

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